                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_| Preliminary Proxy Statement

                                               |_| Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

|X| Definitive Proxy Statement

|_| Definitive Additional Materials

|_| Soliciting Material Under Rule 14a-12

                                  SOHU.COM INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             -----------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (check the appropriate box):

|X| No fee required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                                [SOHU LETTERHEAD]

                                             April 17, 2002


Dear Sohu.com stockholders:

      You are cordially invited to attend Sohu.com Inc.'s Annual Meeting of Stockholders to be held at Sohu's offices at 7 Jianguomen Nei Avenue, Suite 1519, Tower 2, Bright China Chang An Building, Beijing 100005, People's Republic of China, on Friday, May 17, 2002 at 10:00 a.m., Beijing time.

      Accompanying this letter are the official Notice of Annual Meeting, proxy statement and form of proxy. The matters listed in the Notice of Annual Meeting are described in detail in the proxy statement. At this year's Annual Meeting, we are asking stockholders to elect two directors, each to serve for a two-year term, and approve the selection of PricewaterhouseCoopers as our outside auditors.

      Every stockholder's vote is important to us. Whether or not you expect to attend the meeting in person, we urge you to submit your proxy as soon as possible. You may submit your proxy by signing, dating, and returning the enclosed proxy card and mailing it in the envelope provided. For stockholders mailing from within the United States, the postage is prepaid. Please complete and submit your proxy even if you plan to attend the meeting in person.

      We look forward to seeing those of you who are able to attend the meeting in person.

                                     Sincerely,



                                     /s/ Charles Zhang
                                     ---------------------------------
                                     CHARLES ZHANG
                                     President and Chief Executive Officer

                                   [SOHU LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                  SOHU.COM INC.

                             TO BE HELD MAY 17, 2002

To the Stockholders of Sohu.com Inc.:

      We hereby notify you that the Annual Meeting of Stockholders (the "Annual Meeting") of Sohu.com Inc. will be held at Sohu's offices at 7 Jianguomen Nei Avenue, Suite 1519, Tower 2, Bright China Chang An Building, Beijing 100005, People's Republic of China, on Friday, May 17, 2002 at 10:00 a.m., Beijing time, for the purpose of considering and acting upon the following matters, all as described in the accompanying Proxy Statement:

      1)    To elect two directors, each to serve for a two year term;

      2) To ratify the appointment of PricewaterhouseCoopers as Sohu's independent auditors for the fiscal year ending December 31, 2002; and

      3) To consider and act upon all other matters which may properly come before the Annual Meeting or any adjournment or adjournments thereof.

      The Board of Directors has set the close of business on Wednesday, March 27, 2002, as the record date for the purpose of determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, and only stockholders of record on that date are entitled to notice of and to vote at the Annual Meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

                                        By order of the Board of Directors,


                                        /s/ Timothy B. Bancroft
                                        -----------------------------
                                        TIMOTHY B. BANCROFT
                                        Secretary
April 17, 2002

                                  SOHU.COM INC.
                             7 JIANGUOMEN NEI AVENUE
                               SUITE 1519, TOWER 2
                         BRIGHT CHINA CHANG AN BUILDING
                                 BEIJING 100005
                           PEOPLE'S REPUBLIC OF CHINA
                                 86-10-6510-2160


                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 17, 2002

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Sohu.com Inc. of proxies for use at Sohu's Annual Meeting of Stockholders (the "Annual Meeting") to be held at Sohu's offices located at 7 Jianguomen Nei Avenue, Suite 1519, Tower 2, Bright China Chang An Building, Beijing 100005, People's Republic of China, on Friday, May 17, 2002 at 10:00 a.m., Beijing time, and at any adjournments thereof. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about April 17, 2002. Sohu's Annual Report to Stockholders for the fiscal year ended December 31, 2001 is being mailed to the stockholders with this Proxy Statement, but does not constitute a part of the Proxy Statement.

      If proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares represented by proxies will be voted as follows:

      FOR the election of the nominees for directors named herein; and

      FOR ratifying the appointment of PricewaterhouseCoopers as Sohu's independent auditors for the fiscal year ending December 31, 2002.

      In addition, if other matters come before the Annual Meeting, the persons named in the accompanying proxy card will vote in accordance with their judgment with respect to those matters. You have the power to revoke your proxy at any time prior to its exercise by filing with Sohu's Chief Financial Officer an instrument revoking it, by delivering an executed proxy bearing a later date prior to or at the Annual Meeting, or by attending the Annual Meeting and voting in person.

      Sohu will bear the cost of soliciting proxies. Solicitations may be made by mail, personal interview, telephone and/or telegram by Sohu's directors, officers and employees, without additional compensation for such solicitation activities. Sohu has made arrangements with The Bank of New York, 620 Avenue of the Americas, 6th Floor, New York, NY 10011 and Georgeson Shareholder Communications Inc., 111 Commerce Road, Carlstadt, NJ 07072 to forward solicitation material to record holders of shares of common stock and the beneficial owners of shares held of record by brokers, banks, or other nominees. Sohu will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of shares of common stock held in their respective names.

      Only stockholders of record on Sohu's books at the close of business on March 27, 2002 will be entitled to vote at the Annual Meeting and any adjournments. Under Sohu's By-laws, the presence in person or by proxy of a majority of the shares of common stock outstanding on the record date is required for a quorum. Abstentions and broker non-votes are each included for purposes of determining the presence or absence of a sufficient number of shares to constitute a quorum for the transaction of business. With respect to the approval of any particular proposal, abstentions and broker non-votes are not counted in determining the number of votes cast. Other than the election of directors, which requires a plurality of the votes cast in person or by proxy, each matter to be submitted to the stockholders requires the affirmative vote of the holders of a majority of the shares of Sohu common stock that are present in person or by proxy at the Annual Meeting.

      As of the close of business on March 29, 2002, there were 35,625,716 shares of Sohu common stock outstanding.

PROPOSAL I.   ELECTION OF DIRECTORS

      Our Board of Directors is divided into two classes, with each class holding office for a term of two years and the term of one class expiring each year. The Board has fixed the number of directors to constitute the full Board for the ensuing year at five, two of whom are to be elected at the Annual Meeting for a term expiring at the 2004 annual meeting of stockholders and three whose terms expire at the 2003 annual meeting of stockholders. James McGregor, Edward Roberts and Thomas Gurnee are in the class of directors whose term expires at the Annual Meeting. The Board has nominated Mr. Roberts and Mr. Gurnee for election to the class of directors whose term will expire in 2004. James McGregor will not stand for reelection to the Board at the Annual Meeting. Unless you indicate otherwise on your proxy, the proxies received will be voted in favor of the election of Mr. Roberts and Mr. Gurnee to serve as directors.

      Although we expect that each of the nominees will be available for election, if a nominee is not a candidate at the time the election occurs, proxies will be voted for the election of a substitute nominee selected by the Board of Directors, unless the Board chooses to reduce the number of directors to the number of directors not up for election plus the number of nominees then available for election, in which case the proxies would be voted for the reduced number of nominees. The two nominees receiving a plurality of the votes cast by the stockholders represented at the Annual Meeting, in person or by proxy, will be elected as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF EDWARD ROBERTS AND THOMAS GURNEE.

      The table below sets forth certain information with respect to the nominees for election to the Board of Directors and those directors whose terms of office will continue after the Annual Meeting.


DR. CHARLES ZHANG                         Dr. Zhang is Sohu's founder and has been Chairman of the Board,
Sohu's Chairman of the Board,             President and Chief Executive Officer since August 1996. Dr. Zhang
President and Chief Executive Officer.    is also the Chairman of the Board of Directors of Sohu ITC
                                          Information Technology (Beijing) Co., Ltd., one of Sohu's
37 years old.                             wholly-owned subsidiaries. Prior to founding Sohu, Dr. Zhang worked
Director since 1996.                      for Internet Securities Inc. and helped establish its China operations. Prior to that, he worked as Massachusetts Institute of
                                          Technology's liaison officer with China. Dr. Zhang has a Ph.D in experimental physics from Massachusetts Institute of Technology and a Bachelor of Science degree from Qinghua University in Beijing. Dr.
                                          Zhang is a native of the People's Republic of China.

DR. EDWARD B. ROBERTS                     Dr. Roberts is the David Sarnoff Professor of Management of
Professor of Management of                Technology at Massachusetts Institute of Technology's Alfred P.
Technology at Massachusetts               Sloan School of Management. He has chaired MIT's research and
Institute of Technology's Alfred          educational programs in the management of technological innovation
P. Sloan School of Management.            since 1967. He also founded and chairs the MIT Center for
                                          Entrepreneurship. Dr. Roberts is currently a director of Advanced
66 years old.                             Magnetics, Inc., Medical Information Technology, Inc., NETSilicon,
Director since 1996.                      Inc. and Pegasystems, Inc. He has authored over 150 articles and eleven books, the most recent being Entrepreneurs in High Technology
                                          (Oxford University Press, 1991). Dr. Roberts received four degrees from M.I.T., including a Ph.D in 1962.



GEORGE CHANG                              Mr. Chang is the Vice Chairman and Chief Financial Officer, and a
Vice Chairman and CFO of                  director, of Morningside Technologies, Inc., the parent corporation
Morningside Technologies, Inc.            of Maxtech Enterprises Limited, one of Sohu's stockholders. Mr.
                                          Chang is also a director and the Chief Financial Officer of
50 years old.                             Morningside Asia Advisory Limited and a director of various other
Director since 2000.                      companies within the Morningside group, including Maxtech
                                          Enterprises Limited. The Morningside group is a private global investment house and includes Maxtech Enterprises Limited. Prior to joining Morningside in 1991, Mr. Chang held senior financial positions with various trading companies in Hong Kong, and was Chief
                                          Financial Officer of a major multinational trading and sourcing operation. Mr. Chang has worked with Arthur Andersen in Hong Kong and in Toronto, Canada. He holds both Bachelor of Business
                                          Administration and Master of Business Administration degrees from the University of Wisconsin, and is a member of the American
                                          Institute of Certified Public Accountants, the Canadian Institute of
                                          Chartered Accountants and the Hong Kong Society of Accountants. In
                                          addition, Mr. Chang is currently the Vice Chairman and a director of
                                          Media Partners International Holdings, Inc. Pursuant to Sohu's
                                          Second Amended and Restated Voting Agreement, Maxtech Enterprises
                                          Limited has designated Mr. Chang for nomination to the Board of
                                          Directors.

THOMAS GURNEE                             Mr. Gurnee is the Chief Financial Officer and Senior Vice President,
Chief Financial Officer of Artest         Business Development of Artest Corporation, a privately held
Corporation.                              company. From January 2000 until December 2000, he served as Sohu's
                                          Chief Financial Officer and Senior Vice President, Finance. Prior to
51 years old.                             joining Sohu, Mr. Gurnee held a number of senior positions with
Director since 2000.                      Chartered Semiconductor Manufacturing Ltd., one of the world's leading independent semiconductor foundries, including Vice
                                          President for Business Development, President (North America), Chief
                                          Operating Officer (Singapore) and Chief Financial Officer
                                          (Singapore). Prior to joining Chartered Semiconductor Manufacturing,
                                          Mr. Gurnee spent thirteen years at Schlumberger Ltd., an oil field services and measurement systems company, as finance director of various divisions in France, Singapore and the United States. Mr.
                                          Gurnee is also a director of V3 Semiconductor, Inc. Mr. Gurnee obtained a Bachelor of Arts degree from Stanford University and a
                                          Master of Business Administration degree from the University of Santa
                                          Clara.



CHARLES HUANG                             Mr. Huang is the Founder and Chairman of Netbig Education Holdings
Chairman of Netbig Education              Ltd., the leading education enterprise in China. Prior to founding
Holdings Ltd.                             Netbig in 1999, Mr. Huang worked as Executive Director and Head of
                                          Asia Securitization Group of Deutsche Bank, New York and Hong Kong,
33 years old                              as well as Senior Vice President of Prudential Securities Inc., New
Director since 2001                       York. He holds an M.S. degree in Computer Science from MIT and a
                                          B.S. degree from the University of Science and Technology of China.
                                          Mr. Huang is also a Chartered Financial Analyst.


                         GENERAL INFORMATION RELATING TO
                             THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS

      The Board of Directors held eight meetings in the fiscal year ended December 31, 2001 and acted by consent in lieu of meetings on two occasions. No member of the Board of Directors attended less than 75% of the total number of meetings of the Board and committees thereof upon which he or she served during 2001 (during the periods in which they were directors or members of such committees).

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has an audit committee and a compensation committee.

      The members of the audit committee are George Chang, Thomas Gurnee and Charles Huang. The audit committee reviews the scope of the annual audit by Sohu's independent auditors and internal auditors, monitors Sohu's internal financial and accounting controls and procedures and recommends to the Board of Directors the appointment of independent auditors. The audit committee held five meetings in 2001. The audit committee and the full Board of Directors have adopted a written charter for the audit committee, which is attached to this Proxy Statement as Appendix A. Mr. Chang and Mr. Huang are each independent directors as defined in Rule 4200(a)(15) of the Nasdaq Stock Market's Marketplace Rules. Because he was employed as Sohu's Chief Financial Officer until December 31, 2000, Mr. Gurnee is not considered an independent director under the Nasdaq Stock Market's Marketplace Rules. The Board of Directors determined that Mr. Gurnee's appointment to the audit committee is in the best interests of Sohu and its stockholders because he is knowledgeable about Sohu's finances and operations and is well respected by the Board and is therefore, in the Board's view, particularly well suited to the task of assisting the Board and other members of the audit committee in overseeing Sohu's audit and financial reporting functions and interacting with Sohu's independent auditors.

      The compensation committee currently consists of James McGregor, Edward Roberts and Thomas Gurnee. The compensation committee acted, through e-mail communications among its members, and made recommendations to the Board of directors on seven occasions in 2001. The compensation committee makes recommendations concerning salaries and incentive compensation, administers and approves stock option grants under Sohu's 2000 Stock Incentive Plan and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate to the compensation committee.

AUDIT COMMITTEE REPORT

      The audit committee reviews Sohu's internal accounting procedures and considers and reports to the Board of Directors with respect to other auditing and accounting matters, including the selection of Sohu's independent auditors, the scope of annual audits, fees to be paid to Sohu's independent auditors and the performance of Sohu's independent auditors. The full responsibilities of the audit committee are set forth in its audit committee charter, a copy of which is attached hereto as Appendix A. The audit committee charter, which is reviewed and updated annually, was approved by the Board of Directors.

      The audit committee reviews the scope of the annual audit by Sohu's independent auditors and internal auditors, monitors Sohu's internal financial and accounting controls and procedures and recommends to the Board of Directors the appointment of independent auditors. In fulfilling its responsibilities, the audit committee:

o discussed and considered the independence of PricewaterhouseCoopers, reviewing as necessary all relationships and services which might bear on PricewaterhouseCoopers's objectivity as outside auditor;

o received written affirmation from PricewaterhouseCoopers that it is in fact independent;

o discussed the overall audit process, receiving and reviewing all reports of PricewaterhouseCoopers;

o involved PricewaterhouseCoopers in the audit committee's review of Sohu's financial statements and related reports with management;

o provided to PricewaterhouseCoopers full access to the audit committee and the full Board of Directors to report on all appropriate matters; and

o discussed with PricewaterhouseCoopers all matters required to be reviewed under generally accepted auditing standards.

      The audit committee met with selected members of management and PricewaterhouseCoopers to review financial statements, including quarterly reports, discussing such matters as the quality of earnings; estimates, reserves and accruals; the suitability of accounting principles; financial reporting decisions; and audit adjustments.

      The audit committee recommended to the Board of Directors, subject to stockholder approval, the selection of PricewaterhouseCoopers as Sohu's outside auditor.

      In addition, the audit committee considered the quality and adequacy of Sohu's internal controls and made recommendations to the full Board of Directors for enhancing such controls.

      Based upon its work and the information received in the inquiries outlined above, the audit committee recommended to Sohu's Board of Directors that Sohu's audited financial statements be included in Sohu's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

      Management is responsible for Sohu's financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Sohu's independent auditors are responsible for auditing those financial statements.

The audit committee's responsibility is to monitor and review these processes. It is not the audit committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the audit committee are not employees of Sohu and may not be, and may not represent themselves to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the audit committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on Sohu's financial statements. The audit committee's oversight does not provide them with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions with management and the independent auditors do not assure that Sohu's financial statements are presented in accordance with generally accepted accounting principles, that the audit of Sohu's financial statements has been carried out in accordance with generally accepted auditing standards or that Sohu's independent auditors are in fact "independent."

                               THE AUDIT COMMITTEE
                                  George Chang
                                  Thomas Gurnee
                                  Charles Huang

COMPENSATION OF DIRECTORS

      Directors do not currently receive any cash compensation for serving on the Board of Directors of Sohu, although they are reimbursed for reasonable travel expenses incurred in connection with attending Board of Directors and committee meetings.

      Pursuant to Sohu's stock incentive plan:

      (i) Charles Zhang was granted options to purchase 297,500 shares of common stock in March 2001. These options have an exercise price of $.95 per share and options for 74,375 of these shares are currently exercisable;

      (ii) James McGregor, Edward Roberts and George Chang were each granted options to purchase 25,000 shares of common stock in March 2001. These options have an exercise price of $.86 per share and are currently exercisable in full;

      (iii) Thomas Gurnee was granted options to purchase 25,000 shares of common stock in June 2001. These options have an exercise price of $.86 per share and are currently exercisable in full; and

      (iv) Charles Huang was granted options to purchase 25,000 shares of common stock in October 2001. These options have an exercise price of $.88 per share and no options are currently exercisable.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information regarding the beneficial ownership of Sohu's common stock as of March 29, 2002 by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")) known by Sohu to be the beneficial owner of more than 5% of Sohu's common stock (assuming conversion of all outstanding exercisable options and warrants held by that person), (ii) each current director and nominee for election as director, (iii) Sohu's Chief Executive Officer and each other executive officer of Sohu named in this Proxy Statement under the heading "Executive Compensation" and (iv) all current directors and executive officers of Sohu as a group. Except as otherwise provided in the footnotes to this table, Sohu believes that the persons named in this table have voting and investment power with respect to all the shares of common stock indicated.


                                                                       AMOUNT AND NATURE OF
            NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS(1)
    ---------------------------------------------------------       ------------------------    -------------------
Charles Zhang (2)(13).........................................                     9,177,375            25.6%
Maxtech Enterprises Limited (3)(13)...........................                     7,236,519            20.3%
Hong Kong Jade Bird Science and Technology Limited (4)(13)....                     6,720,386            18.9%
Edward Roberts (5)(13)........................................                     1,414,297             4.0%
James McGregor (6)............................................                        64,000               *
George Chang (7)..............................................                     6,385,219            18.0%
Thomas Gurnee (8).............................................                       214,000               *
Charles Huang (9).............................................                             -               -
Derek Palaschuk (10)..........................................                        77,525               *
Victor Koo (11)...............................................                       252,393               *
Edwin Chan(12) ...............................................                        56,000               *

All directors and executive officers as a group (9 persons)...                    17,640,809            48.3%

-------------------------------

*     Less than 1%.
(1) Includes the number of shares and percentage ownership represented by such shares determined to be beneficially owned by a person in accordance with the rules of the Securities and Exchange Commission, or the SEC. The number of shares beneficially owned by a person includes shares of common stock subject to options, convertible debt or warrants held by that person that are currently exercisable or convertible or exercisable or convertible within 60 days. Such shares are deemed outstanding for the purpose of computing the percentage of outstanding shares owned by that person. Such shares are not deemed outstanding, however, for the purpose of computing the percentage ownership of each other person.
(2) Includes 204,375 shares subject to options exercisable within 60 days of March 29, 2002. Dr. Zhang's address is c/o Sohu.com Inc., 7 Jianguomen Nei Avenue, Suite 1519, Tower 2, Bright China Chang An Building, Beijing 100005, People's Republic of China.
(3) Maxtech is a British Virgin Islands corporation that is the registered owner of 6,360,219 shares of Common Stock. Maxtech is wholly-owned by Morningside Technologies, Inc., a Cayman Islands corporation, which is in turn 100% owned by Morningside CyberVentures Holdings Limited, a British Virgin Islands corporation, which is in turn wholly-owned by The NTX-II Trust, an Isle of Man Trust, the trustee of which is Verall Limited, an Isle of Man corporation. Mitco Limited is a British Virgin Islands corporation that is the registered owner of 876,300 shares of Common Stock. Mitco is wholly-owned by Morningside CyberVentures Holdings Limited. Verall Limited controls indirectly, through The NTX-II Trust, a 100% interest in Maxtech and a 100% interest in Mitco, and as a result has the sole power to vote and dispose of the shares of Sohu held by Maxtech and Mitco. The address of Maxtech Enterprises Limited is c/o MTI Administration Limited, 22nd Floor, Hang Lung Centre, 2-20 Paterson Street, Causeway Bay, Hong Kong. The address of Verrall Limited is c/o Dickinson, Cruickshank & Co., 33/37, Athol Street, Douglas IM1 1LB, Isle of Man.
(4) Hong Kong Jade Bird Science and Technology Limited's address is Unit 02, 7th Floor, Asia Pacific Center, No. 8 Wyndham Street, Central Hong Kong.
(5) Includes 35,400 shares subject to options exercisable within 60 days of March 29, 2002. 1,381,147 shares are held by Edward B. Roberts and 11,050 shares are held by each of Mitchell J. Roberts 1994 Trust, Andrea L. Roberts 1994 Trust and Valerie J. Friedman 1994 Trust. Dr. Roberts is the co-trustee of the three trusts mentioned in the preceding sentence. Dr. Roberts disclaims beneficial ownership of the shares owned by the three trusts. Dr. Roberts's address is 300 Boylston Street, Boston, Massachusetts 02116, U.S.A.

(6) Includes 64,000 shares subject to options exercisable within 60 days of March 29, 2002. Mr. McGregor's address is #627 River Garden Villas, Beijing, China.
(7) Includes 25,000 shares subject to options exercisable within 60 days of March 29, 2002. Also includes 6,360,219 shares held by Maxtech Enterprises Limited. Mr. Chang is the Vice Chairman and Chief Financial Officer of Morningside Technologies, Inc., which owns all of the capital stock of Maxtech Enterprises Limited. Mr. Chang disclaims beneficial ownership of the shares owned by Maxtech Enterprises Limited. Mr. Chang's address is c/o Morningside Technologies, Inc., Room 2311, Hang Lung Centre, 2-20 Paterson Street, Causeway Bay, Hong Kong.
(8) Includes (i) 210,000 shares subject to options exercisable within 60 days of March 29, 2002 and (ii) 4,000 shares owned by Mr. Gurnee's wife and sons. Mr. Gurnee's address is 18545 Vassing Road, Sarasoga, California 95070, U.S.A.
(9) Mr. Huang's address is 63B, Bank of China Tower, 1 Garden Road, Hong Kong.
(10) Includes 62,625 shares subject to options exercisable within 60 days of March 29, 2002. Mr. Palaschuk's address is c/o Sohu.com Inc., 7 Jianguomen Nei Avenue, Suite 1519, Tower 2, Bright China Chang An Building, Beijing 100005, People's Republic of China.
(11) Includes 252,393 shares subject to options exercisable within 60 days of March 29, 2002. Mr. Koo's address is c/o Sohu.com Inc., 7 Jianguomen Nei Avenue, Suite 1519, Tower 2, Bright China Chang An Building, Beijing 100005, People's Republic of China.
(12) Includes 56,000 shares subject to options exercisable within 60 days of March 29, 2002. Mr. Chan departed Sohu in November 2001. Mr. Chan's resides in Hong Kong.
(13) These stockholders are parties to a Second Amended and Restated Stockholders' Voting Agreement dated October 18, 1999. Under the agreement, (i) Maxtech Enterprises Limited may nominate one director to the Board of Directors;
(ii) all parties to the agreement must vote the voting securities owned by them in favor of such nominee; and (iii) none of parties will vote to remove the director nominated in accordance with the agreement, other than for cause, without the consent of the party entitled to nominate the director. Maxtech's nomination rights will terminate when it no longer holds at least 50% of the common stock received by Maxtech and Harrison Enterprises, Inc. upon conversion of the preferred stock they had purchased prior to Sohu's initial public offering. Under rules of the SEC under the Exchange Act, parties to the agreement may be considered members of a "group," and therefore deemed to be beneficial owners of the shares of common stock held by each other party to the agreement.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires Sohu's directors and executive officers and holders of more than 10% of Sohu's common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Sohu. Directors, executive officers and holders of more than 10% of Sohu's common stock are required by SEC regulations to furnish Sohu with copies of all Section 16(a) forms they file. Based solely on a review of copies of reports furnished to Sohu or written representations that no other reports were required, Sohu believes that during the fiscal year ended December 31, 2001, its directors, executive officers and holders of more than 10% of Sohu's common stock complied with all applicable Section 16(a) reporting requirements, except that Form 3s which were required to be filed by Charles Huang and Hong Kong Jade Bird Science and Technology Limited, and Form 4s which were required to be filed by Charles Zhang (for the month of January), Derek Palaschuk (for the month of February) and Maxtech Enterprises Limited (for the month of March), were filed late. Also, James McGregor failed to include certain option holdings in the Form 3 he filed in July 2000, and failed to file a Form 5 for the 2000 fiscal year. The transactions that were required to be included in those forms were included in the Form 5 Mr. McGregor filed for the fiscal year ended December 31, 2001. In addition, Thomas Gurnee and Victor Koo each failed to file a Form 5 for the 2000 fiscal year. The transactions that were required to be included in those forms were included in the respective Forms 5 Mr. Gurnee and Mr. Koo filed for the fiscal year ended December 31, 2001.

                               EXECUTIVE OFFICERS

      Sohu's executive officers are Charles Zhang, Derek Palaschuk and Victor Koo. For a description of the background of Dr. Zhang, see "ELECTION OF DIRECTORS."

      DEREK PALASCHUK, age 38, has served as Sohu's Chief Financial Officer and Senior Vice President since July 2001. Mr. Palaschuk also serves on the board of directors of Sohu.com (Hong Kong) Limited, a Sohu subsidiary. He also served as Sohu's Vice President Controller from August 2000 until October 2000 and its Vice President Finance from October 2000 to July 2001. Prior to joining Sohu, from April 1996 until June 2000, Mr. Palaschuk served as Vice President Finance and Chief Financial Officer for the CR China Holdings Group and its affiliated companies, a privately held international trading and investment company. From May 1994 until February 1995, Mr. Palaschuk served as the Chief Financial Officer of China Automotive Components Corporation, a $360 million fund investing in the Chinese automotive industry. Mr. Palaschuk has also worked as an audit manager at Pricewaterhouse Hong Kong and Beijing. In addition to being a Canadian Chartered Accountant, he has a Commerce Degree from the University of Saskatchewan and a Law Degree from the University of British Columbia.

      VICTOR KOO, age 35, has been Sohu's Chief Operating Officer since July 2001. Mr. Koo also serves on the boards of directors of Sohu.com (Hong Kong) Limited and Sohu ITC Information Technology (Beijing) Co., Ltd., two of Sohu's subsidiaries. He also served as Sohu's Senior Vice President, Corporate Business Development between January 2000 and July 2001 and its Senior Vice President, Operations and Chief Financial Officer between March and December of 1999. From 1994 until he joined Sohu, Mr. Koo held numerous senior positions in Richina Group, a China based venture capital firm, including Vice President and Director of Business Development. Mr. Koo received a Masters of Business Administration degree from Stanford University where he won a fellowship from the Center for East Asian Studies. He was a Regent's Scholar at the University of California at Berkeley, where he received a Bachelor of Science degree.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate compensation earned by the Chief Executive Officer and each of the other named executive officers of Sohu for services rendered in all capacities to Sohu during fiscal 2001, 2000 and 1999:


                                                              SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                         ------------------------   -------------------------------------
                                                                               AWARDS             PAYOUTS
                                                                    ---------------------------   -------
                                                        OTHER ANNUAL                  SECURITIES              ALL OTHER
                                                           COMPEN-    RESTRICTED      UNDERLYING    LTIP       COMPEN-
       NAME AND PRINCIPAL                SALARY   BONUS    SATION   STOCK AWARD(S)   OPTIONS/SARS  PAYOUTS     SATION
            POSITION             YEAR     ($)      ($)       ($)         ($)              (#)         ($)        ($)
              (A)                (B)     (C)      (D)        (E)         (F)              (G)         (H)        (I)
              ---                -----   -----    -----      ---         ---              ---         ---        ---

Charles Zhang (1)..............  2001   $141,666  $14,812  $51,497       --             297,500        --      $3,618(5)
   Chairman of the Board,        2000   $100,000    --     $25,074       --               --           --         --
   President and Chief           1999   $ 50,000    --       --          --             130,000        --         --
   Executive Officer

Derek Palaschuk (2)............  2001   $120,000  $12,705  $34,282       --             153,000        --      $3,989(5)
   Senior Vice President and     2000   $ 45,582    --     $ 5,387       --              65,000        --         --
   Chief Financial Officer


Victor Koo (3).................  2001   $149,604  $16,048  $54,637       --              95,943        --      $3,050(5)
   Chief Operating Officer       2000   $112,800    --     $30,090       --              52,000        --         --
                                 1999   $ 75,000    --       --          --             208,907        --         --


Edwin Chan (4).................  2001   $139,203    --     $42,719       --              56,000        --     $50,000
   Former Senior Vice President, 2000   $185,600    --     $28,174       --              52,000        --         --
   Marketing and Sales           1999   $ 58,334    --     $ 4,200       --              78,000        --         --


---------------
(1) The $51,497 of other compensation paid to Dr. Zhang in 2001 consists of a $18,037 housing allowance and $33,460 for tax equalization. The $25,074 of other compensation paid to Dr. Zhang in 2000 consists of a $15,000 housing allowance and $10,074 for tax equalization.
(2) The $34,282 of other compensation paid to Mr. Palaschuk in 2001 consists of a $18,000 housing allowance and $16,282 for tax equalization. The $5,387 of other compensation paid to Mr. Palaschuk in 2000 consists of a $1,500 housing allowance and $3,887 for tax equalization.
(3) The $54,637 of other compensation paid to Mr. Koo in 2001 consists of a $21,600 housing allowance and $33,037 for tax equalization. The $30,090 of other compensation paid to Mr. Koo in 2000 consists of a $16,800 housing allowance and $13,290 for tax equalization.
(4) Mr. Chan was Sohu's Senior Vice President, Marketing and Sales from September 1999 until November 2001. The $42,719 of other compensation paid to Mr. Chan in 2001 consists of a $12,000 housing allowance and $30,719 for tax equalization. Sohu also paid Mr. Chan a $50,000 severance payment in 2001, which is listed in column (i). 56,000 stock options, which vested upon Mr. Chan's departure, are exercisable until May 1, 2002. The $28,174 of other compensation paid to Mr. Chan in 2000 consists of a $14,400 housing allowance and $13,774 for tax equalization. The $4,200 of other compensation paid to Mr. Chan in 1999 was for a housing allowance.
(5) Sohu paid $3,618, $3,989, and $3,050 in 2001 for group term life insurance for Dr. Zhang, Mr. Palaschuk and Mr. Koo, respectively.

                                  OPTION GRANTS

      The following table sets forth information regarding stock options made during the last fiscal year to the executive officers listed in the Summary Compensation Table under the heading.


                                               INDIVIDUAL GRANTS
                                 ----------------------------------------------
                                                                                              POTENTIAL
                                                                                            REALIZABLE VALUE
                                                                                              AT ASSUMED
                                    NUMBER      PERCENT OF                                  ANNUAL RATES OF      ALTERNATIVE
                                      OF          TOTAL                                       STOCK PRICE            TO
                                  SECURITIES     OPTIONS/                                   APPRECIATION FOR      (F) AND (G):
                                  UNDERLYING       SARS                                     OPTION TERM (1)       GRANT DATE
                                   OPTIONS/       GRANTED       EXERCISE OF                 -----------------       VALUE
                                    SARS       TO EMPLOYEES     BASE PRICE    EXPIRATION                       GRANT DATE
              NAME               GRANTED (#)   IN FISCAL YEAR     ($/SH)         DATE       5% ($)    10% ($)  PRESENT VALUE $
              ----               -----------  ---------------     ------         ----       ------    -------  ---------------
               (A)                   (B)            (C)             (D)           (E)         (F)       (G)         (H)
               ---                   ---            ---             ---           ---         ---       ---         ---
Charles Zhang..................  297,500(3)         9.6%            $.95      3/21/2011    298,890    643,341        -
Derek Palaschuk................  153,000(3)         5.0%            $.86      3/21/2011    167,485    344,631        -
Victor Koo.....................   95,943(3)         3.1%            $.86      3/21/2011    105,026    216,111        -
Edwin Chan(2)..................   56,000            1.8%            $.86      3/21/2005     33,522     50,228        -

------------------------

(1) The potential realizable value is based on the term of the option at the time of its grant, which is ten years for the stock options granted to the executive officers in the table. The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the Securities and Exchange Commission and do not represent our estimates of stock price appreciation. The potential realizable value is calculated using $1.20 per share as the base value on which appreciation has been calculated. Actual gains, if any, on stock option exercises are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.
(2) 56,000 stock options, which vested upon Mr. Chan's departure from Sohu, are exercisable until May 1, 2002.
(3) Options granted vest over a four-year period commencing from March 22, 2001, with 25% of the options vesting at the end of the first year and the remaining options vesting ratably on a quarterly basis over the remaining term of the options.


                         AGGREGATED OPTION EXERCISES AND
                          FISCAL YEAR END OPTION VALUES

      The following table sets forth information regarding stock option exercises during the fiscal year ended December 31, 2001 by the officers of Sohu listed on the Summary Compensation Table and the fiscal year-end value of unexercised in-the-money options held by those officers:


                                                                        NUMBER OF
                                                                        SECURITIES
                                                                        UNDERLYING             VALUE OF UNEXERCISED
                                          SHARES                        UNEXERCISED                IN-THE-MONEY
                                         ACQUIRED                    OPTIONS AT FISCAL          OPTIONS AT FISCAL
                                            ON          VALUE             YEAR END                YEAR END(1) ($)
                NAME                     EXERCISE    RECEIVED(2)  EXERCISABLE UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                ----                     --------    -----------  ----------- -------------  -----------  -------------
Charles Zhang..................             -             -         130,000      297,500             -        74,375
Derek Palaschuk................             -             -          20,313      197,687             -        67,214
Victor Koo.....................             -             -         190,339      166,511             -        56,614
Edwin Chan.....................             -             -          56,000            -        19,040             -

------------------------
(1) Based on reported last sale price of Sohu common stock of $1.20 per share on December 31, 2001, less the option exercise price.
(2)  None of the executive officers exercised any stock options during 2001.

      The following graph compares, for the period that Sohu's common stock has been registered under Section 12 of the Exchange Act (which commenced July 12,
2000), the cumulative total stockholder return for Sohu, the Nasdaq Stock Market (U.S. companies) Index (or the Nasdaq Market Index) and the MG Group Index for Internet Information Services (or MG Group Index). Measurement points are July 12, 2000 (the first trading day) and the last trading day of Sohu's fiscal years ended December 31, 2000 and December 31, 2001. The graph assumes that $100 was invested on July 12, 2000 in the common stock of Sohu, the Nasdaq Market Index, and the MG Group Index, and assumes reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

                              [PERFORMANCE GRAPH]


                 Sohu.com Inc.       MG Group Index         NASDAQ Market Index

7/12/00          100.00              100.00                 100.00
12/31/2000       18.27               47.26                  62.01
12/31/2001       9.23                25.81                  49.43

COMPENSATION COMMITTEE REPORT

GENERAL COMPENSATION POLICY

      The compensation committee believes that Sohu's compensation programs for executive officers should be designed to attract, motivate, and retain talented executives and should be determined within a competitive framework and based on the achievement of overall financial results and individual contributions. The compensation committee's objectives are to: (i) offer a total compensation program that strives to be competitive with comparable talent at comparable companies in China but also permits recruiting and retention of talented executives who might otherwise be employed by technology companies in the United States and (ii) align the financial interests of executive officers with those of the stockholders by providing significant equity-based incentive awards.

BASE SALARY

      The base salary for each executive officer is set on the basis of the responsibilities of the position held, the experience and performance of the individual, and a review of comparable positions based on informal surveys of the industry in China as well as the United States.

STOCK OPTIONS

      Grants to executive officers under Sohu's 2000 Stock Incentive Plan allow the officers to acquire shares of Sohu's common stock at the market price on the grant date over a specified period of time. Each option vests in periodic installments from one to four years as specified in the option agreement applicable to each executive. Generally, stock options are granted when an executive joins Sohu. Additional options are granted on the basis of the individual's performance, potential for future responsibility and the number of unvested options held by the individual at the time of the new grant. The grants are designed to align the interests of executive officers with stockholders and to provide each executive officer with a significant incentive to manage Sohu.

OTHER ELEMENTS OF EXECUTIVE COMPENSATION

      Compensation paid to Sohu's executive officers also generally includes bonuses, the provision of housing and tax equalization.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

      In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, Sohu cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes "qualified performance-based compensation" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. Sohu has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is Sohu's present intention that, for so long as it is consistent with Sohu's overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of
Section 162(m) of the Code.

CHIEF EXECUTIVE OFFICER COMPENSATION

      The annual base salary for Sohu's Chief Executive Officer is determined by the compensation committee, subject to approval of the Board of Directors. Prior to December 31, 1999, Dr. Charles Zhang, Sohu's founder, President and Chief Executive Officer, earned $50,000 per annum in salary. In consideration of the significant growth and scale of Sohu's operations under the leadership of Dr. Zhang, effective January 1, 2000, his salary was increased to $100,000 per annum and Sohu provided to Dr. Zhang a housing allowance and tax equalization at a rate of 15% of his salary. On March 1, 2001, Dr. Zhang's salary was increased to $150,000 to bring his salary in line with other senior executives of companies comparable to Sohu. Dr. Zhang also earned bonus payments totaling $14,812 in 2001. The amount of Dr. Zhang's bonus was determined based upon revenue targets and cash burn rate targets for the first half and second half of 2001. The first half bonus paid to Dr. Zhang was $7,578 and the second half bonus paid to Dr. Zhang was $7,234. Dr. Zhang was also granted options to purchase 297,500 shares of common stock in March 2001. These options have an exercise price of $.95 per share and options for 74,375 of these shares are currently exercisable.

                             COMPENSATION COMMITTEE
                                 James McGregor
                                 Edward Roberts
                                 Thomas Gurnee

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Thomas Gurnee was a member of the compensation committee during the fiscal year ended December 31, 2001. From January 2000 until December 2000, Mr. Gurnee served as Sohu's Chief Financial Officer and Senior Vice President, Finance.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

(A) TRANSACTIONS RELATED TO SAM QIAN

Sam Qian, who is the brother-in-law of Dr. Charles Zhang, Sohu's President and Chief Executive Officer, is a Vice President at Sohu. In fiscal 2001, Sohu paid Mr. Qian (i) $99,996 in salary; (ii) $14,348 as a housing allowance; and (iii) $16,026 for tax equalization.

(B) TRANSACTIONS RELATED TO BEIJING SOHU ONLINE NETWORK INFORMATION SERVICES, LTD. AND BEIJING CENTURY HIGH-TECH CO., LTD.


      Current People's Republic of China, or PRC, regulations prohibit foreign companies such as Sohu from owning or operating telecommunications, internet content and certain other businesses in China. Sohu's wholly owned PRC subsidiaries, Sohu ITC Information Technology (Beijing) Co., Ltd., or Beijing ITC, and Sandhill Information Technology (Beijing) Co. Ltd., or Sandhill, do not have licenses to provide Internet content and information services. As a result, Sohu restructured its operations in 2000. As part of this restructuring, Sohu's content-related operations were transferred to Beijing Sohu Online Network Information Services, Ltd., or Beijing Sohu, a PRC company that has received approval to develop Internet content and information services. Beijing Sohu is 80% owned by Charles Zhang, Sohu's President and Chief Executive Officer, and 20% owned by He Jinmei, an employee of Beijing ITC, both of whom are PRC nationals. Dr. Zhang is also a Director of Beijing Sohu. Beijing Century High-Tech Co., Ltd., or High Century, has also been formed, and is owned 80% by Charles Zhang and 20% by Li Wei, an employee of the Company and a PRC national.

      LOAN AGREEMENTS

      At December 31, 2001, the Company had made long term loans of $1,815,000 to Dr. Zhang, He Jinmei and Li Wei. The Company uses long term loans to these parties for funding the Company's investments in High Century and Beijing Sohu because, as discussed above, PRC regulations prohibit or restrict foreign companies such as Sohu from owning or operating telecommunications, internet content and certain other businesses in China. The long term loans include provisions which provide that (i) the loans can only be repaid to the Company by transferring the shares of High Century and Beijing Sohu to the Company, (ii) the shares of High Century and Beijing Sohu cannot be transferred without the approval of the Company, (iii) the Company has the right to appoint all directors and senior management personnel of High Century and Beijing Sohu, (iv) the High Century and Beijing Sohu shares have been pledged as collateral for the loans, and (v) the loans bear no interest and are due on demand after 2003, in the case of High Century, and the earlier of a demand or 2010, in the case of Beijing Sohu, unless a borrower ceases to be an employee of the Company, in which case the applicable loan is immediately repayable.

      In January and February 2002, the Company remitted an additional $1,200,000 to Charles Zhang and $680,000 to Li Wei which increased the balance of the long term loans, in order to fund a $3.1 million commitment by High Century to a PRC joint venture established in 2002.

      Beijing ITC and Beijing Sohu have also entered into the following agreements:

      COOPERATION AGREEMENT

      Under this agreement, Beijing Sohu agreed to provide Internet information services to Beijing ITC for a service fee of $181,000. The parties intend that the fee be an amount necessary to reimburse Beijing Sohu for all its costs and expenses incurred in conducting its content operations under the cooperation agreement. In order to allow Beijing Sohu to provide the services, Beijing ITC has granted to Beijing Sohu and will assist Beijing Sohu in obtaining from Sohu licenses for a fixed monthly fee. Beijing ITC has agreed that it will provide technical services to Beijing Sohu in order to support Beijing Sohu's operations and services.

      ASSETS AND BUSINESS RESTRUCTURING AGREEMENT

      Under this agreement, Beijing ITC agreed to transfer all ten of its content-related servers and related equipment to Beijing Sohu for $89,000 and assign up to 25 of its content editors and supervisors to Beijing Sohu. In return, Beijing Sohu agreed to use the content-related servers and related equipment solely for the purpose of providing information services to the www.sohu.com Web site and to be responsible for the compensation, welfare and employment of the content editors and supervisors assigned to Beijing Sohu.

      OPTION AGREEMENT

      Beijing ITC entered into an exclusive 20 year option agreement with the stockholders of Beijing Sohu, Dr. Charles Zhang and Ms. Jinmei He. Under this agreement, Beijing ITC or a third party designated by Beijing ITC will have the right, at any time, subject to the laws of the PRC, including any applicable restrictions on foreign investment, to purchase from Dr. Zhang and Ms. He at an aggregate price of $242,000, their entire ownership interest in Beijing Sohu. In the event Beijing ITC or its designee purchases shares of Beijing Sohu pursuant to the option agreement, the net proceeds to Dr. Zhang and Ms. He from the sale of shares will be applied towards partial repayment of the loans described above.

PROPOSAL III.   RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors has selected PricewaterhouseCoopers as Sohu's independent auditors for the fiscal year ending December 31, 2002, subject to ratification by stockholders at the Annual Meeting of Stockholders. Representatives of PricewaterhouseCoopers will be present at the Annual Meeting of Stockholders, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of ratifying the selection of PricewaterhouseCoopers to audit the books and accounts of Sohu for the fiscal year ending December 31, 2002.

FEES BILLED TO SOHU BY PRICEWATERHOUSECOOPERS DURING FISCAL 2001

      AUDIT FEES AND ALL OTHER FEES: Fees for the audit of Sohu's December 31, 2001 financial statements were $146,000 and all other fees were $41,000, including audit related services of $2,000 and non-audit services of $39,000. Audit related services primarily include fees for assistance with Sohu's filings with the Securities and Exchange Commission. Non-audit services primarily include fees for tax advisory services.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: No fees for services related to financial information system design and implementation were paid during the fiscal year ended December 31, 2001.

      THE AUDIT COMMITTEE CONSIDERS THE PROVISION OF THOSE SERVICES TO BE COMPATIBLE WITH MAINTAINING PRICEWATERHOUSECOOPERS INDEPENDENCE.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS AS AUDITORS.

                                  OTHER MATTERS

      Sohu's Board of Directors is not aware of any matter, other than those described above, that may come before the meeting. However, if any matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

                  DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      In order for a stockholder proposal to be considered for inclusion in Sohu's proxy materials for the 2003 Annual Meeting of Stockholders, it must be received by Sohu at 7 Jianguomen Nei Avenue, Suite 1519, Tower 2, Bright China Chang An Building, Beijing 100005, People's Republic of China, Attention:
Caroline Straathof, no later than December 19, 2002. Proposals of stockholders intended to be considered at the 2003 Annual Meeting of Stockholders, but not included in Sohu's proxy materials for that meeting, must be received by Sohu at the above address no less than 60 days nor more than 90 days prior to that meeting; PROVIDED, HOWEVER, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than 70 days prior to the date of the meeting, the proposal must be received not more than ten days after the date of the meeting is first announced or disclosed.

                                  ANNUAL REPORT

      A copy of Sohu's 2001 Annual Report to Stockholders is being mailed with this Proxy Statement to each stockholder entitled to vote at the Annual Meeting. Stockholders not receiving a copy of such Annual Report may obtain one, without charge, by writing or calling Caroline Straathof at 7 Jianguomen Nei Avenue, Suite 1519, Tower 2, Bright China Chang An Building, Beijing 100005, People's Republic of China, telephone 86-10-6510-2160, or by e-mail at straathof@sohu-inc.com.


                                        By order of the Board of Directors

People's Republic of China
April 17, 2002


(PLEASE SIGN, DATE AND RETURN
THIS PROXY IN THE ENCLOSED           Votes must be indicated
POSTAGE PREPAID ENVELOPE.)           (x) in  Black  or Blue ink.


ITEM 1.  Election of directors

FOR all nominees  / /            WITHHOLD AUTHORITY to vote       / /            *EXCEPTIONS  / /
listed below                     for all nominees listed below

NOMINEES: Edward B. Roberts and Thomas Gurnee
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS"
BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions                                                                To change your address, please mark this box  / /
            ----------------------------------------------------------


ITEM 2.  APPOINTMENT OF PRICEWATERHOUSECOOPERS                 FOR          AGAINST        ABSTAIN
         AS INDEPENDENT PUBLIC ACCOUNTANTS.                    / /            / /            / /

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


                                                   Note: Please sign as your name(s) is (are) shown on the
                                                   certificates to which the Proxy applies. When signing as
                                                   attorney, executor, administrator, trustee or guardian,
                                                   please give full title as such. If a corporation, please
                                                   sign in full corporate name by president or other
                                                   authorized officer. If a partnership or limited
                                                   liability company, please sign in partnership or limited
                                                   liability company name by authorized person.

                                                   Date        Share Owner sign here      Co-Owner sign here

                                                   ---------   -------------------------  ---------------------

                                  SOHU.COM INC.
                             7 JIANGUOMEN NEI AVENUE
                               SUITE 1519, TOWER 2
                         BRIGHT CHINA CHANG AN BUILDING
                                 BEIJING 100005
                           PEOPLE'S REPUBLIC OF CHINA

           PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS - MAY 17, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The person or entity signed on the reverse side of this proxy card hereby appoints Charles Zhang and Derek Palaschuk and each of them, as proxy or proxies for such person or entity, with full power of substitution, who may act by unanimous vote of said proxies or their substitutes as shall be present at the meeting, or, if only one be present, then the one shall have all the powers hereunder, to represent and to vote, as designated on the other side (if no direction is made, this Proxy will be voted FOR Proposals 1 and 2), all of the shares of common stock, par value $.01 per share, of Sohu.com Inc. standing in the name of such person or entity on March 27, 2002 at the Annual Meeting of Stockholders of Sohu.com Inc. to be held on Friday, May 17, 2002 at 10:00 a.m., Beijing time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                               SOHU.COM INC.
                                               P.O. BOX 11075
                                               NEW YORK, N.Y.  10203-0075



(Continued, and to be marked, dated and signed, on the other side.)













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                                   APPENDIX A

                                  SOHU.COM INC.

                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE: The Audit Committee shall be comprised of at least three directors, each of whom shall not be an officer or employee of the Company or its subsidiaries, shall not have any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and shall otherwise satisfy the applicable membership requirements under the rules of the National Association of Securities Dealers, Inc., as such requirements are interpreted by the Board of Directors in its business judgment.

II. PURPOSES OF THE AUDIT COMMITTEE: The purposes of the Audit Committee are to assist the Board of Directors:

      a. in its oversight of the Company's accounting and financial reporting principles and policies and internal audit controls and procedures;

      b. in its oversight of the Company's financial statements and the independent audit thereof;


      c. in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and


      d.    in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews, including reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).


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      The outside auditors for the Company are ultimately accountable to the
      Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

      The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board No. 1.

III. ANNUAL MEETINGS OF THE AUDIT COMMITTEE: The Audit Committee shall meet twice annually, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and any interim financial statements and financial results. In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth in Article IV, the Audit Committee should meet separately at least annually with management, the director of the internal auditing department and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      a.    with respect to the outside auditor,

            (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

            (ii) to review the fees charged by the outside auditors for audit and non-audit services;

            (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and

            (iv) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      b.    with respect to the internal auditing department,

            (i) to review the appointment and replacement of the director of the internal auditing department; and

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            (ii)  to advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management's responses thereto;

      c. with respect to financial reporting principles and policies and internal audit controls and procedures,

            (i) to advise management, the internal auditing department and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            (ii) to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU
                  Section 380), as may be modified or supplemented, including reports and communications related to:

                  o deficiencies noted in the audit in the design or operation of internal controls;

                  o     consideration of fraud in a financial statement audit;

                  o     detection of illegal acts;

                  o the outside auditor's responsibility under generally accepted auditing standards;

                  o     significant accounting policies;

                  o     management judgments and accounting estimates;

                  o     adjustments arising from the audit;

                  o the responsibility of the outside auditor for other information in documents containing audited financial statements;

                  o     disagreements with management;

                  o     consultation by management with other accountants;

                  o major issues discussed with management prior to retention of the outside auditor;

                  o difficulties encountered with management in performing the audit;

                  o the outside auditor's judgments about the quality of the entity's accounting principles; and

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                  o     reviews of interim financial information conducted by
                        the outside auditor;

            (iii) to meet with management, the director of the internal auditing department and/or the outside auditors:

                  o     to discuss the scope of the annual audit;

                  o     to discuss the audited financial statements;

                  o to discuss any significant matters arising from any audit or report or communication referred to in items b(ii) or c(ii) above, whether raised by management, the internal auditing department or the outside auditors, relating to the Company's financial statements;

                  o to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;

                  o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors, the internal auditing department or management; and

                  o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

            (iv) to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

            (v) to discuss with the Company's senior management any significant legal matters that may have a material effect on the financial statements, the Company's compliance policies, including material notices to or inquiries received from governmental agencies; and

      d.    with respect to reporting and recommendations,

            (i) to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

            (ii) to review this Charter at least annually and recommend any changes to the full Board of Directors; and

            (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.


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V.    RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.
























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